                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                               December 22, 1999
                Date of Report (Date of earliest event reported):



                                 SUPERGEN, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                     0-27628                      91-1841574
  ---------------               ------------               -------------------
  (State or other               (Commission                   (IRS Employer
  jurisdiction of               File Number)               Identification No.)
  incorporation)


 TWO ANNABEL LANE, SUITE 220, SAN RAMON, CALIFORNIA                 94583
 --------------------------------------------------               ----------
      (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (925) 327-0200

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ITEM 5.    ABBOTT AND SUPERGEN SIGN WORLDWIDE SALES AND DISTRIBUTION
           AGREEMENT FOR CHEMOTHERAPY COMPOUND RUBITECAN.

           Under the terms of the agreement, Abbott will make an initial equity investment in SuperGen. Additional equity investments, cash milestones and option exercises are contemplated over the life of the agreement. Abbott will have exclusive distribution and promotion rights for rubitecan outside the United States and co-promotion rights with SuperGen for rubitecan within the United States. In addition, pursuant to a separate distribution agreement, Abbott will become the exclusive U.S. distributor for Nipent-Registered Trademark-, SuperGen's currently marketed product for the treatment of hairy cell leukemia. SuperGen retains U.S. marketing rights for Nipent.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits

           99.1  Press release dated December 22, 1999.

      --------------------


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUPERGEN, INC.


           Date:  December 23, 1999        By:   /s/ Joseph Rubinfeld
                                                 -------------------------------
                                           Joseph Rubinfeld, Ph.D.
                                           Chief Executive Officer, President
                                           and Director


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                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION
-----------          -----------
99.1                 Press release dated December 22, 1999.


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